Exhibit 10.14

Amendment to Commercial Lease No. 8 dated 09/29/2010

Between                                                 IM Immobilien GbR
Gaisbergstr.21
94469 Deggendorf, Germany, tax payer’s reference no. 108/232/10529
- hereinafter called “Landlord”

and                                                                           congatec AG
Auwiesenstr. 5, 94469 Deggendorf, Germany,
tax payer’s reference no. 108/120/10005
- hereinafter called “Tenant”

the following agreement is made:

In addition to Commercial Lease No. 8 dated 09/29/2010, an additional 215 m² of office space shall be rented from 7/1/2012 in the office building at Auwiesenstr. 8, 94469 Deggendorf, Germany, on the first floor.

From 08/01/2012, another 68.15 m² office space shall be added on the first floor. This room will be converted into a canteen.

A proportionate bathroom space will be added to the actual m² of office space.

The Tenant has painted the walls prior to moving in and is thus freed from painting when moving out.

The monthly rental payment amounts to 5.90 EUR per square meter as with the other rooms, plus the current VAT, at the moment 19%.

The advance service charge amounts to net 1.50/m² as with the spaces already rented, plus the current VAT. The advance payment may be adjusted to the actual operating costs after a year.

The calculation of the rent is set forth in Schedule 1.

Apart from that, the provisions of Commercial Lease No. 8 dated 09/29/2010 shall apply.

As set down in Art. 19 to this Commercial Lease, a deposit of three monthly rents including operating costs is also due for the newly rented rooms.

Deggendorf, 6/19/2012

/s/ Heinz Iglhaut	/s/ Gerhard Edi

IM Immobilien GbR	congatec AG

- Landlord – Heinz Iglhaut	Tenant – Gerhard Edi

Schedule 1 to the Amendment to Commercial Lease No. 8

Former rental payment under the Lease	1,864.90€
+ operating costs	585.59€

Net rent	2,450.49€		2,450.49€

From 07/01/2012, the following will be added:

Rented space 1st floor big office	215.00m²
Proportionate bathroom space	9.15m²
Overall space big office	224.15m²

224.15 m² x rent 5.90 € p. m²	1,322.49€
Operating costs 1.50 € p. m²	336.23€

	1,658.72€		1,658.72€

Net rent July 2012			4,109.21€

From 8/1/2012, the following will be added:

Rented space 1. floor canteen	68.5m²
Proportionate bathroom space	2.90m²
Overall space canteen	71.05m²

71.05 m² x rent 5.90 € p. m²	419.20€
Operating costs 1.50 € p. m²	106.58€

	525.78€		525.78€
Net rent from August 2012		4,634.99€
Plus. 19 % VAT		880.65€
Gross rent from August 2012		5,515.64€

Deggendorf, 6/19/2012

/s/ Heinz Iglhaut	/s/ Gerhard Edi

IM Immobilien GbR	congatec AG

- Landlord – Heinz Iglhaut	Tenant – Gerhard Edi

Schedule 1